Q3 - FY2018 Earnings Call February 21, 2018 DALLAS, TEXAS, USA MONEYONMOBILE OTCQB:MOMT

MONEYONMOBILE OTCQB:MOMT Presented by 2 Will Dawson COO Harold Montgomery CEO and Chairman Scott Arey CFO Greg Allbright Head of Global Communications

MONEYONMOBILE OTCQB:MOMT Safe Harbor Provision This presentation and comments made by management may contain forward-looking statements that involve a number of risks and uncertainties associated with our business. The factors that could cause our actual results of operations to differ materially from any forward-looking statements by our management are detailed in our most recently filed Form 10-K or 10-Q’s as applicable. We undertake no obligation to revise any of these statements to reflect future circumstances or the occurrence of unanticipated events. In light of the foregoing, investors are cautioned not to place undue reliance on such forward-looking statements. This presentation does not constitute an offer to sell or a solicitation of offers to buy any securities of any entity. 3

MONEYONMOBILE OTCQB:MOMT Highlights 4 Two month decline in MOM/ATM monthly net revenue Upcoming product launches: Additional MOM ATM, Fingerprint scanner, eKYC Raised $12.6 million through two fundraises, and restructured $6.1 in debt Q3-2018 net revenue was 193% up from Q3-2017 revenue Monthly net revenue grew 210% from January to December of 2017

MONEYONMOBILE OTCQB:MOMT Connecting Cash-based Indians to the Digital World 5

MONEYONMOBILE OTCQB:MOMT That’s 600 million people 95% of consumer payments in India are cash-based Half of all Indians don’t have access to a bank account Context 6

MONEYONMOBILE OTCQB:MOMT Platform Our platform aggregates transactions making for one-stop shopping 7 Money Transfer Mobile Top-Up Bill Payment Travel Retail purchase Insurance e-Commerce Cash Out

MONEYONMOBILE OTCQB:MOMT How it Works 8 The Flow Consumer hands cash to retailer MoneyOnMobile conducts transaction with vendor Retailer processes cash electronically Consumer receives receipt of transaction via SMS text

MONEYONMOBILE OTCQB:MOMT Our Results 9 Negligible customer acquisition cost Near zero transaction cost 350,000 retailers Over $2 billion USD processed since inception Over 200 million customers touched

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MONEYONMOBILE OTCQB:MOMT Lowered Transactional Costs Opens Opportunities 11 Number of Transactions T ran s a c ti o n Si z e Number of Transactions T ran s a c ti o n Si z e Card-Based Model Processing Costs Our Processing Costs Card-Based Model MoneyOnMobile Addressable Market Addressable Market

MONEYONMOBILE OTCQB:MOMT Recent Financial Highlights 12 $5 million raised through Series H convertible shares. $3.8 million of outstanding principal owed converted into shares of the Company's Series G Preferred Stock $12.6 million in new equity raised, and over $5 million in debt restructured $2.3 million restructured or eliminated……… $7.6 million raised through Series F preferred stock

MONEYONMOBILE OTCQB:MOMT Vision for 2018 13 Product emphasis on expanding MOM ATM units in stores Demand remains strong as evidenced by revenue growth from existing MOM ATM deployments Focus for growth is to deepen retailer engagement and productivity Expanding number of products and services used by retailers Goal is to increase number of transactions per retailer; and revenue per retailer

MONEYONMOBILE OTCQB:MOMT Revenue Trends Selected Financial Overview Other Growth Drivers Margin Trend Financial Overview 14

MONEYONMOBILE OTCQB:MOMT FY18-YTD FY17-YTD Net Revenue $ 6.04 $ 3.46 Cost of Revenues $ 2.78 $ 1.55 Gross Profit $ 3.27 $ 1.91 Gross Profit Margin 54% 55% Comparison 75% 79% 71% -1% Amounts shown in US$ millions Q3-FY2018 Financials (Year-to-Date Comparison) 15 Unaudited

MONEYONMOBILE OTCQB:MOMT Q3-FY18 Q3-FY17 Net Revenue $ 2.84 $ 0.97 Cost of Revenues $ 1.32 $ 0.39 Gross Profit $ 1.52 $ 0.58 Gross Profit Margin 53% 59% Comparison 193% 236% 164% -10% Amounts shown in US$ millions Q3-FY2018 Financials (Quarterly Comparison) 16 Unaudited

MONEYONMOBILE OTCQB:MOMT Q3-FY18 Q3-FY17 Salaries & Wages $ 1.29 $ 0.83 SG&A $ 2.85 $ 2.13 Deprec & Amortization $ .14 $ 0.22 Operating Loss -$ 2.76 -$ 2.60 Comparison 56% 34% -37% -6% Amounts shown in US$ millions Q3-FY2018 Financials (Quarterly Comparison) 17 Unaudited

MONEYONMOBILE OTCQB:MOMT Q3-FY18 Q3-FY17 Gross Profit $ 1.52 $ 0.58 Salaries & Wages $ 0.74 $ 0.58 SG&A $ 1.05 $ 0.88 Deprec & Amortization $ 0.14 $ 0.22 Operating Loss -$ 0.42 -$ 1.11 Comparison 164% 29% 19% -37% 62% Amounts shown in US$ millions Q3-FY2018 Financials – India Only (Quarterly Comparison) 18 Unaudited

MONEYONMOBILE OTCQB:MOMT Revenue growth from January thru December 2017* 210% Growth Drivers 2017 Financial Results 19 Unaudited  Increased # of ATM’s in the field  Domestic remittance growing faster than the market  Increased revenue generated per Retailer

FY2017-18 Net Revenue

Actual + Projection (Unaudited)
In US$ thousands



$969
$801
$1,211
$1,992
$2,841
Projectio
$2,300
Q3 FY17
Q4 FY17
Q1 FY18
Q2 FY18
Q3 FY18
Q4 FY18

MONEYONMOBILE OTCQB:MOMT

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MONEYONMOBILE OTCQB:MOMT Jul „17 Aug „17 Sep „17 Oct „17 Nov „17 Dec „17 Jan „18 Domestic Remittance 42% 21% 17% 9% 1% 10% -10% MOM ATM -23% 85% 20% 81% -10% -21% -71% Mobile / TV Top Up 19% -5% -5% -13% -15% 6% 2% All Other 0% -12% 837% -86% 10% 2% 0% Category Level Net Revenue July 2017 – January 2018 21

MONEYONMOBILE OTCQB:MOMT Bank of India MOM ATM‟s 22 Updated hardware design ……………. Sales focus on new retailer segment for card purchase transactions and cash out Contract for 3,000 new MOM ATM’s ……….. Bank of India to serve as 2nd acquirer for MOM ATM payments

MONEYONMOBILE OTCQB:MOMT Aadhaar Enabled Payment System (AEPS) 23 Integrates with India Stack/Open Banking Permits cash out withdrawals 5x larger than current MOM ATM’s Fingerprint scanner; biometric based cash out solution Target is uncarded consumer and the retailers who serve them

MONEYONMOBILE OTCQB:MOMT Electronic “Know Your Customer” (eKYC) 24 Enables larger domestic remittance transfers Sets the stage for international remittance acceptance Seemless collection of customer data to integrate with existing financial institutions Based on Aadhaar ID and enables customer transactions Complies with existing regulations, and requires minimal level of effort and understanding

MONEYONMOBILE OTCQB:MOMT MOM CAPITAL - UPDATE 25 Loan risk is assumed by 3rd party provider, not MoneyOnMobile 3rd party uses retailer transaction history to assess credit worthiness Loan service provides transformative financial support to retailers Typical loan amounts will range from $500 to $5,000 USD. MoneyOnMobile earns a commission based on loan amount

MONEYONMOBILE OTCQB:MOMT Two-Wheeler Insurance 26 Two-wheeler insurance market estimated at $1 billion estimated compliance rate for government mandated insurance 40% 2-wheel vehicles currently registered in India 150 million At least MoneyOnMobile serves as payment collectors for leading insurance providers Making essential payments like these available to customers is key to our growth

MONEYONMOBILE OTCQB:MOMT Questions & Answers 27 Will Dawson COO Harold Montgomery CEO and Chairman Scott Arey CFO Greg Allbright Head of Global Communications

Thank you!